                                                                   Exhibit 10.13

                          EQUITY CONTRIBUTION AGREEMENT

     EQUITY CONTRIBUTION AGREEMENT (this "AGREEMENT"), dated as of October 8, 1999, among FLAG ATLANTIC LIMITED, a limited company duly organized and validly existing under the laws of Bermuda (the "COMPANY"), FLAG ATLANTIC HOLDINGS LIMITED, a limited company duly organized and validly existing under the laws of Bermuda (the "EQUITY CONTRIBUTOR") and BARCLAYS BANK PLC, as administrative agent (together with its successors in such capacity, the "ADMINISTRATIVE AGENT") for the Secured Parties.

                                   WITNESSETH

     WHEREAS, the Company will borrow certain credit facilities pursuant to that certain Credit Agreement dated October 8, 1999 between the Company, the Administrative Agent, the Lead Arranger and the Lenders listed therein (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), the proceeds of which will be used to finance Project Costs;

     WHEREAS, the Equity Contributor currently owns a 50% equity interest in the Company;

     WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans under the Credit Agreement that the Equity Contributor, the Company and the Administrative Agent enter into this Agreement;

     WHEREAS, the Equity Contributor has agreed to deliver, in support of its obligations hereunder, on or before the Closing Date, an Equity Letter of Credit (as defined below) issued by (i) Bank of America or (ii) a financial institution rated at least "A" by S&P and "A2" by Moody's ("LOC ISSUER");

     WHEREAS, the Company has assigned all of its right, title and interest under this Agreement, including, without limitation, its right to receive the Equity Contributions pursuant to the terms hereof, to the Administrative Agent for the benefit of the Secured Parties pursuant to the Company Security Agreement (U.S.); and

     WHEREAS, the Equity Contributor and the Company shall derive substantial benefit from the Loans pursuant to the Credit Agreement.

     NOW THEREFORE, in consideration of the premises and the covenants and agreements as hereinafter set forth, each of the parties hereto hereby agrees as follows:

                             ARTICLE I. DEFINITIONS

     Section 1.1. INCORPORATED TERMS. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement (regardless of whether such agreement shall have been terminated or otherwise not be in full force and effect).

     Section 1.2. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires.

     "EQUITY CONTRIBUTION" shall mean a cash capital contribution or any other cash payment to the Company required to be made by the Equity Contributor to the Company in accordance with Section 2.1 of this Agreement.

     "EQUITY CONTRIBUTION COMMITMENT" shall mean the difference between U.S.$100,000,000 and the sum of (i) amounts paid by the Equity Contributor under the Limited Guarantee (FLAG) entered into by the Equity Contributor and (ii) the amounts paid under this Agreement (including, without limitation, amounts paid or deemed to be paid under subsection 2.1(d) of this Agreement.)

     "EQUITY LETTER OF CREDIT" shall mean an irrevocable letter of credit issued by an LOC Issuer, naming the Administrative Agent as beneficiary, which (a) shall be in the form of EXHIBIT A hereto and (b) have a face amount equal to the initial Equity Contribution Commitment.

     "EVENT OF BANKRUPTCY" shall mean, with respect to any Person: (i) such Person shall apply for, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or a substantial part of its property, (ii) such Person makes a general assignment for the benefit of its creditors, (iii) such Person is adjudicated bankrupt or insolvent, (iv) the commencement by such Person of a voluntary case under any applicable bankruptcy laws (as now or hereafter in effect), (v) the filing by such Person of a petition seeking to take advantage of any other law relating to bankruptcy, liquidation, insolvency, reorganization, winding-up, or composition or readjustment of debts, judicial or extrajudicial, or seeking to take advantage of any applicable insolvency law relating to such Person, (vi) such Person shall file any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding,
(vii) such Person shall fail to controvert or oppose in a timely and appropriate manner, or shall acquiesce in writing to, any petition filed against it in an involuntary case under any bankruptcy law or (viii) such Person shall have any petition filed against it in an involuntary case under any bankruptcy law and such involuntary case remains undismissed for 60 days .

     "RATING CRITERIA" shall mean, with respect to an LOC Issuer, a rating of at least "A" by S&P and "A2" by Moody's.

     Section 1.3. RULES OF CONSTRUCTION. (a) Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

     (b) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement and all references to Sections shall be references to Sections of this Agreement unless otherwise expressly specified.

     (c) Any agreement, contract or document defined or referred to herein shall be deemed to refer to such agreement, contract or document, all schedules and exhibits thereto and all amendments or modifications thereto permitted pursuant to the terms hereof and the other Financing Documents.

                   ARTICLE II. EQUITY CONTRIBUTION OBLIGATIONS

     2.1. EQUITY CONTRIBUTIONS. The Equity Contributor shall make its Equity Contribution to the Company in accordance with the following terms and conditions:

     (a) Prior to the expiry of the Equity Letter of Credit (including, without limitation, pursuant to the service of a termination notice in accordance with the terms of the Equity Letter of Credit), the Equity Contributor agrees to make the Equity Contribution to fund Project Costs or to repay Construction Loans, subject to and in accordance with the terms hereof no later than October 31, 2000. On capital call from the Company, in amounts and on dates to be specified in each call, the Equity Contributor shall make Equity Contributions to the Company in an aggregate amount equal to the Equity Contribution Commitment.

     (b) Upon an Event of Default and subsequent acceleration under the Credit Agreement, the obligation of the Equity Contributor to pay the Equity Contribu tion Commitment shall be accelerated and, upon notice from the Administrative Agent, the Equity Contributor shall immediately pay such amounts of the Equity Contribution Commitment which, subject to the provisions of Section 4.7 of this Agreement, is equal to not more than half of the amount necessary to repay and discharge all Obligations.

     If, pursuant to a termination notice served under the Equity Letter of Credit, notice is served to terminate the Equity Letter of Credit prior to its expiry date then the Administrative Agent shall be entitled on notice to require the Equity Contributor to immediately pay the full amount of the Equity Contribution Commitment; provided, however, that upon the provision by the Equity Contributor of written notice to the Administrative Agent no later than 30 days prior to the expiry date under the Equity Letter of Credit the Equity Contributor shall be entitled to (i) extend the expiry date under the Equity Letter of Credit to no later than six months after October 31, 2000, or to rollover such letter of credit, in each case in accordance with the terms of the Equity Letter of Credit and (ii) procure the issue of a replacement Letter of Credit by an LOC Issuer satisfying the Rating Criteria in an amount equal to the Equity Contribution Commitment and on terms substantially identical to the Equity Letter of Credit but having an expiry date falling at least six months after October 31, 2000 under the Equity Letter of Credit, and the Administrative Agent shall not be entitled to serve notice on the Equity Contributor to pay the full amount of the Equity Contribution Commitment except to the extent that any amount is otherwise payable under the Equity Letter of Credit, this Agreement or otherwise, in each case in accordance with the terms thereof.

     (c) Notwithstanding anything to the contrary herein, in no event shall the aggregate amount of all Equity Contributions made by or on behalf of the Equity Contributor plus drawings under and amounts available to be drawn under the Equity Letter of Credit and any amounts paid pursuant to the Limited Guarantee Agreement (FLAG) exceed $100,000,000.

     (d) Each Equity Contribution directly or indirectly made by or on behalf of the Equity Contributor (including any such payment by means of a drawing under the Equity Letter of Credit or pursuant to the Limited Guarantee Agreement
(FLAG) ) shall constitute a capital contribution to the common equity of the Company pursuant to Section 2.1(a) hereof.

     (e) Subject to and in accordance with the terms of this Agreement, each of the Company, the Equity Contributor and the Administrative Agent agrees that it shall not amend or alter in any way, or permit any amendment or alteration to be made to, the amount of any Equity Contribution to be made or the date or dates upon which such Equity Contribution is to be made as such amount and dates are set out in Section 2.1(a) of this Agreement without the prior written consent of the Person holding the second priority pledge, as previously disclosed to the Administrative Agent.

     (f) The Administrative Agent shall promptly upon receipt of amounts under the Equity Contribution in the Equity Proceeds Account provide to the LOC Issuer a certificate evidencing receipt of such amounts that have not been drawn under the Equity Letter of Credit.

     Section 2.2. CREDIT SUPPORT DOCUMENTS. (a) On or before the Closing Date, the Equity Contributor shall deliver to the Administrative Agent an Equity Letter of Credit issued by the LOC Issuer in support of its obligations under
Section 2.1 of this Agreement.

     (b) In the event that the Equity Contributor shall fail to make its Equity Contribution when due in accordance with Section 2.1 of this Agreement, the Administrative Agent may promptly make a demand for payment under the Equity Letter of Credit in the amount of the Equity Contribution required to be paid by the Equity Contributor under Section 2.1 hereof; PROVIDED, THAT the Administrative Agent's failure to make such demand for payment under the Equity Letter of Credit shall not relieve the Equity Contributor of its obligations under this Agreement. Any payment made directly to the Administrative Agent under the Equity Letter of Credit shall be deemed to be an Equity Contribution under Section 2.1 and shall satisfy the obligation of the Equity Contributor to the Company hereunder to the extent of such payment.

     (c) Any payment made directly to the Administrative Agent under the Limited Guarantee Agreement (FLAG), shall satisfy the obligation of the Equity Contributor to the Company hereunder to the extent of such payment.

     Section 2.3. PAYMENTS. The Equity Contributor agrees to make all payments required to be made by it hereunder in United States Dollars and immediately available funds directly to the Administrative Agent for the benefit of the Company, and such amounts shall be applied as provided in the Credit Agreement.

                              ARTICLE III. WAIVERS

     Section 3.1. OBLIGATIONS ABSOLUTE. The obligation of the Equity Contributor to make Equity Contributions in accordance with Section 2.1 is absolute, irrevocable and unconditional and shall be unaffected by:

               (i) any lack of validity or enforceability of any obligations under any Financing Document or any Project Document;

               (ii) the existence of any claim, setoff, defense or other right which the Equity Contributor may have against the Company, the Contractor or any of its Affiliates or any other Person;

               (iii) any failure by the Equity Contributor to perform its obligations under this Agreement or any release (whether by operation of law or otherwise) of the Company from its obligations under this Agreement or of the Company and the Equity Contributor from its obligations under any Financing Document or any Project Document;

               (iv) the occurrence of an Event of Bankruptcy with respect to the Company or any other Person and the occurrence of any other proceeding as a result of such Event of Bankruptcy;

               (v) any amendment, supplement or other modification of any Project Document or any Financing Document (including, without limitation, any increase in the amounts payable in respect of any or all of the obligations under any Financing Document or any extension of the time of payment, observance or performance, or any other amendment, supplement or modification of any of the other terms and provisions relating to the obligations under any Financing Document);

               (vi) the existence of any condition that adversely affects the Loans or the ability of the Company to use the Loans for the purposes contemplated by any Financing Document or the Project Documents;

               (vii) the exercise by the Company, the Administrative Agent, the Contractor or any of its Affiliates or any Secured Party of any of their rights and remedies under the Project Documents or the Financing Documents;

               (viii) any delay or failure by the Company, the Administrative Agent or any Secured Party in the exercise of their rights and remedies under this Agreement, the Financing Documents or any Project Document;

               (ix) any breach or default by any Person in the performance or observance of any of its obligations under this Agreement or any Financing Document or the Project Document to which it is a party;

               (x) the existence, value or condition of, or failure to perfect its Lien against, any security for the obligations under the Financing Documents or any action, or the absence of any action by the Administrative Agent or any other Secured Party in respect thereof (including, without limitation, the release of any such security); and

               (xi) any other circumstance, condition or event that might constitute or give rise to a defense to performance by the Equity Contributor of its obligations under this Agreement (other than the defense of performance in full of its obligations hereunder).

     Section 3.2. WAIVER. In addition to the waivers contained in Section 3.1:

               (i) The Equity Contributor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Equity Contributor of its obligations under, or the enforcement by the Company of, this Agreement.

               (ii) The Equity Contributor waives any rights and defenses, if any, that it may have under, and agrees that it shall not at any time claim or attempt to take the benefit or advantage of, Section 365(c)(2) of the Bankruptcy Code or any other similar law in any jurisdiction.

               (iii) The Equity Contributor hereby waives all notices, diligence, presentment and demand with respect to any of the events referred to in

     Section 3.1 of this Agreement, and waives the benefit of all Laws which are or might be in conflict with the terms of this Agreement.

               (iv) The Equity Contributor represents, warrants and agrees that, as of the date of this Agreement, its obligations under this Agreement are not subject to any offsets or defenses of any kind against the Administrative Agent, the Contractor or any of its Affiliates, any Secured Party or the Company. The Equity Contributor further agrees that its obligations under this Agreement shall not be subject to any counterclaims, offsets or defenses against the Administrative Agent, the Contractor or any of its Affiliates, any Secured Party or the Company of any kind which may arise in the future.

               (v) The Equity Contributor hereby irrevocably waives, to the extent it may do so under applicable Laws, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought by the Administra tive Agent, any other Secured Party or the Company against the Equity Contributor for specific performance of the terms of this Agreement.

     Section 3.3. REINSTATEMENT .Notwithstanding anything to the contrary provided for in Section 4.1, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Company or the Administrative Agent pursuant to this Agreement is rescinded or must otherwise be restored or returned by the Company or the Administrative Agent to the Equity Contributor or any trustee, custodian or similar official for the Equity Contributor upon the occurrence of an Event of Bankruptcy with respect to the Equity Contributor, or upon the appointment of any intervenor or conservator of, or trustee, custodian or similar official for, the Equity Contributor or any part of the assets of the Equity Contributor or otherwise, all as though such payments had not been made.

                            ARTICLE IV. MISCELLANEOUS

     Section 4.1. TERMINATION. Except as otherwise provided for herein, this Agreement shall terminate on the date on which the Equity Contributor, or anyone on its behalf, shall have satisfied its obligation under
Section 2.1 to make its Equity Contribution.

     Section 4.2. NOTICES. All notices and other communications hereunder shall be in writing, shall be sent by first class mail, by personal delivery, by a nationally recognized courier service, or by telecopy and shall be directed to the addresses and telephone or telecopy numbers listed on Schedule I hereto or to such other address or addressee as a party may designate by notice given pursuant hereto.

     Section 4.3. EXPENSES. The Equity Contributor agrees to pay on demand to the Company or any Secured Party, as applicable, all reasonable costs and expenses of collection (including, without limitation, the reasonable fees and disbursements of counsel) incident to the enforcement or preservation of any right or claim under this Agreement against the Equity Contributor.

     Section 4.4. DOLLAR TRANSACTION. This is an international financing transaction in which the specification of Dollars and payment in New York, New York is of the essence, and Dollars shall be the currency of account and of payment in all events. The payment obligations of the Equity Contributor hereunder shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion into Dollars and transfer to New York, New York under normal banking procedures does not yield the amount of Dollars in New York, New York due hereunder. In the event that any payment, whether pursuant to a judgment or otherwise, upon such conversion and transfer does not result in payment of such amount of Dollars in New York, New York, the Administrative Agent or the Company, as the case may be, shall be entitled to demand immediate payment of, and shall, to the fullest extent permitted by law, have a separate cause of action for, such Dollar deficiency.

     Section 4.5. SEPARATE COUNTERPARTS; AMENDMENTS; WAIVER. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall constitute one and the same instrument. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or otherwise modified except by an instrument in writing signed by the Administrative Agent and the party against whom any such waiver, amendment, supplement, or other modification is to be enforced.

     Section 4.6. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Company or the Administrative Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company and any other party hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     Section 4.7. PARALLEL ACTION .On the date hereof, GTS TransAtlantic Holdings, the owner of a 50% equity interest in the Company ("GTS SPONSOR"), has entered into an Equity Contribution Agreement dated the date hereof with provisions corresponding to the provisions hereof for an equity contribution to be made by GTS Sponsor. In the event that GTS Sponsor is in default of its obligations under its Equity Contribution Agreement and the Equity Contributor is in default of its obligations under this Agreement, then the Administrative Agent agrees that it will act in parallel to initiate remedies available under the respective Equity Contribution Agreements whether such initiative is by demand, drawing upon the Equity Letter of Credit (and the letter of credit provided by the LOC Issuer of GTS Sponsor) or exercise of remedies of enforcement available pursuant to the respective Equity Contribution Agreements. Except as expressly provided for herein, this undertaking shall in no respect diminish or delay the exercise by the Administrative Agent of all rights available pursuant to the Equity Letter of Credit, the Letter of Credit provided by the LOC Issuer of GTS Sponsor and the respective Equity Contribution Agreements. Notwithstanding anything to the contrary provided for in Section 2.1 and Section 4.9 of this Agreement, in the event that the exercise of rights by the Administrative Agent under either Equity Contribution Agreement should be delayed, deferred, enjoined or for any other reason whatsoever the Administrative Agent is unable to exercise in full or realize in full its rights and obligations under either Equity Contribution Agreement, the Administrative Agent may proceed in the exercise of its remedies under the other Equity Contribution Agreement to the fullest extent permitted by law. It is expressly acknowledged by the Administrative Agent that the Equity Contribution Agreement entered into by GTS Sponsor (as defined in Section 4.7) has a provision corresponding to this provision.

     Section 4.8. SUBSTANTIAL SIMILARITY. It is confirmed by the
Company and the Administrative Agent that GTS Transatlantic Holdings ("GTS SPONSOR") has entered into an Equity Contribution Agreement (the "GTS EQUITY CONTRIBUTION AGREEMENT") on substantially the same terms as the terms of this Agreement.

     Section 4.9. CALLS AND DEMANDS. It is agreed that the Company and the Administrative Agent will to the extent that equal amounts are due under each such agreements, make parallel calls and demands under this Agreement and the GTS Equity Contribution Agreement (and if required under any supporting Letter of Credits) at the same time and for the same amounts and (without prejudice to section 4.7) will use all reasonable endeavors to enforce such calls and demands with a view to treating the Equity Contributor and the GTS Sponsor on an equal footing.

     Section 4.10. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 4.11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each party hereto, and on their permitted successors and assigns, and shall inure to the benefit of the Company and its successors and assigns; PROVIDED, HOWEVER, that neither the Company nor the Equity Contributor shall transfer or assign all or any portion of its obligations under this Agreement without the prior written consent of the other and the Administrative Agent. The Equity Contributor hereby consents to the collateral assignment of this Agreement by the Company to the Administrative Agent for the benefit of the Secured Parties pursuant to the Company Security Agreement (U.S.) or otherwise, and the Equity Contributor hereby agrees that (i) pursuant to the exercise of remedies under any of the Financing Documents the Administrative Agent or its designee or transferee may succeed to the rights, powers, privileges, interests and remedies of the Company, whether arising under this Agreement or by statute or in law or in equity or otherwise and (ii) the Administrative Agent either as party to or third party beneficiary of this Agreement shall have the right to enforce directly the provisions hereof against each of the parties hereto. The Equity Contributor shall be fully protected in making payments to the Administrative Agent hereunder, such payments shall fully discharge the Equity Contributor's obligations to the Company or any other Person hereunder and under no circumstances may the Equity Contributor be required to make Equity Contributions hereunder that exceed, together with all amounts available to be drawn under the Equity Letter of Credit and Limited Guarantee Agreement (FLAG), the Equity Contribution Commitment.

     Section 4.12. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

     Section 4.13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

     (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGA TIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE EQUITY CONTRIBUTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLU SIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH OF THE COMPANY AND THE EQUITY CONTRIBUTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS FLAG TELECOM USA LIMITED WITH OFFICES AT 570 LEXINGTON AVENUE, 38TH FLOOR, NEW YORK, NY 10022, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUM MONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY OR THE EQUITY CONTRIBUTOR, AS APPLICABLE, AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE ADMINISTRATIVE AGENT. THE COMPANY, THE ADMINISTRATIVE AGENT AND THE EQUITY CONTRIBUTOR IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID, TO THE COMPANY, THE ADMINISTRATIVE AGENT AND THE EQUITY CONTRIBUTOR AT ITS ADDRESS REFERRED TO IN SECTION 4.2. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND THE EQUITY CONTRIB UTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

     (c) EACH OF THE COMPANY, THE EQUITY CONTRIBUTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

     IN WITNESS WHEREOF, the parties hereto have caused their duly
Responsible Officers to execute and deliver this Agreement as of the date first above written.

                              FLAG ATLANTIC LIMITED

                              By: /s/ Steven E. Andrews
                                 ---------------------------
                                 Name: Steven E. Andrews
                                 Title: Attorney-in-Fact

                              By: /s/ Edward McCormack
                                 ----------------------------
                                 Name: Edward McCormack
                                 Title: Attorney-in-Fact

                              FLAG ATLANTIC HOLDINGS LIMITED

                              By: /s/ Edward McCormack
                                ------------------------------
                                 Name: Edward McCormack
                                 Title:

                              BARCLAYS BANK PLC
                                      as Administrative Agent,

                              By: /s/ L. Peter Yetman
                                  -----------------------------
                                  Name: L. Peter Yetman
                                  Title: Director